UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2026

INVO FERTILITY, INC.

(Exact name of registrant as specified in charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court Sarasota, Florida	34240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IVF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

INVO Fertility, Inc. (the “Company”) is furnishing a copy of an investor presentation (the “Presentation”) that the Company intends to use, in whole or in part, during the Company’s presentation at the H.C. Wainwright 28th Annual Global Investment Conference from September 14 to September 16, 2026. The Presentation addresses the Company’s current and long-term operations, performance and industry conditions. On August 28, 2026, the Company posted a copy of the Presentation to the “Investors” portion of its website (www.invofertility.com). These slides are attached to this Current Report on Form 8-K as Exhibit 99.1.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1. In addition, Exhibit 99.1 furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary language about forward-looking statements set forth in such exhibit.

Item 8.01	Other Events.

As previously reported, on July 24, 2026, the Company entered into an Any Market Purchase Agreement (the “Purchase Agreement”) with Alumni Capital LP (the “Investor”), pursuant to which the Company has the right, but not the obligation, to sell to the Investor up to an aggregate of $15 million (the “Commitment Amount”), unless the Company and the Investor mutually agree in writing to increase the Commitment Amount to an amount not to exceed $50 million, of the shares (“Shares”) of the Company’s common stock, $0.0001 per share (“Common Stock”) from time to time during the term of the Purchase Agreement, subject to certain conditions and limitations.

Since the SEC declared the registration statement registering the Shares effective, the Company has sold 2,094,395 shares of Common Stock to the Investor pursuant to the Purchase Agreement for approximately $3,591,000 at an approximate average price per share of $1.71.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Invo Fertility Corporate Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO FERTILITY, INC.

	By:	/s/ Steven Shum
	Name:	Steven Shum
	Title:	Chief Executive Officer

Dated: August 28, 2026